Exhibit 10.15
Forms of Restricted Stock Award Agreements
under the
Michaels Stores, Inc. 2005 Incentive Compensation Plan
Adopted February 1, 2006

Restricted Stock Award Agreement: Time Vested Award

MICHAELS STORES, INC.
RESTRICTED STOCK AWARD AGREEMENT

Participant:

No. of Restricted Shares:

Date of Grant:

     Under the terms and conditions of the Michaels Stores, Inc. 2005 Incentive Compensation Plan (the “Plan”), a copy of which is attached hereto and incorporated herein by reference, Michaels Stores, Inc., a Delaware corporation (the “Company”), grants to the individual whose name is set forth above (the “Participant”) the number of restricted shares of the Company’s Common Stock set forth above (the “Restricted Shares”). Terms not defined in this Agreement have the meanings set forth in the Plan.
     The Restricted Shares may not be transferred, sold, pledged, exchanged, assigned or otherwise encumbered or disposed of by the Participant, except to the Company, until they become vested in accordance with the schedule set forth below (the “Vesting Schedule”). Except as hereinafter provided, any purported transfer, encumbrance or other disposition of the Restricted Shares before they become vested will be null and void, and the other party to any such purported transaction will not obtain any rights to or interest in the Restricted Shares. Notwithstanding the foregoing, the Participant may transfer the Restricted Shares, prior to the time they become vested, pursuant to a qualified domestic relations order or, with the consent of the Committee, by gifts to family members of the Participant, including to trusts in which family members of the Participant own more than 50% of the beneficial interests, to foundations in which family members of the Participant or the Participant control the management of assets, to other entities in which more than 50% of the voting interests are owned by family members of the Participant or the Participant and to charitable organizations described in Section 170(c) of the Code; provided, however, that the Restricted Shares will remain unvested and subject to forfeiture in the hands of any transferee until they vest pursuant to the terms of this Agreement in the same manner as if the Restricted Shares continued to be held by the Participant.

No. of Vested Shares	On and After
(1/3)	First Anniversary of Date of Grant
(1/3)	Second Anniversary of Date of Grant
(1/3)	Third Anniversary of Date of Grant
     Notwithstanding the Vesting Schedule set forth above, (a) in the event the Participant’s employment with the Company or any Subsidiary is terminated by long-term disability (as determined by the Committee in good faith) or death, the unvested Restricted Shares at the time of such termination of employment will automatically become 100% vested, and (b) subject to the noncompetition provisions set forth below, in the event of the Participant’s Retirement (as hereinafter defined), the unvested Restricted Shares at the time of Retirement will continue to vest following Retirement in accordance with the Vesting Schedule. For purposes of this Agreement, the term “Retirement” means the Participant’s termination of employment with the Company or any Subsidiary at a time when both (A) the Participant has attained at least age 55 and (B) the sum of the Participant’s full years of employment with the Company and its Subsidiaries and the Participant’s age in whole years equals 65 or more.
     In the event the Participant’s employment with the Company or any Subsidiary is terminated for any reason other than Retirement or such long-term disability or death, the unvested Restricted Shares will be forfeited immediately upon such termination, and the certificates (if any) representing the unvested Restricted Shares will be canceled.
     Except as otherwise provided herein, the Participant will have all of the rights of a stockholder with respect to the Restricted Shares, including the right to vote such shares and receive any dividends that may be paid thereon; provided, however, that any additional shares of Common Stock or other securities that the Participant may become entitled to receive pursuant to a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, separation or reorganization or any other change in the capital structure of the Company will be subject to the same restrictions as the Restricted Shares.
     On the date any Restricted Shares vest, the Company will automatically withhold a number of vested Restricted Shares sufficient to satisfy the Participant’s tax obligations with respect to such vested Restricted Shares, unless the Participant notifies the Company that he or she will use other arrangements to satisfy such tax obligations, which must be satisfactory to the Company.
     Any certificates representing the Restricted Shares will be held in custody by the Company, together with a stock power endorsed in blank by the Participant with respect thereto, until the Restricted Shares vest in accordance with this Agreement. In order for this Agreement to be effective, the Participant must sign and return such stock power as directed by the Company.
     The Participant acknowledges that he or she is employed by the Company or a Subsidiary in a capacity that will necessarily allow the Participant access to confidential information regarding the business of the Company and its Subsidiaries. The Participant understands that if he or she becomes engaged in the business of a competitor of the Company or any of its Subsidiaries, it will be inevitable that the Participant will use or disclose such confidential information to or for the benefit of such competitor. Therefore, the Participant agrees that for a period of two years following the date of the Participant’s Retirement, the Participant will not directly or indirectly participate, in any capacity, in the ownership, management, operation or control of, or have any financial interest in, any business which is in competition with any business conducted by the Company or any Subsidiary in the United States or Canada. In the event that the Participant violates any of the noncompetition provisions set forth above, (i) the Participant will promptly notify the Senior Vice President – Human Resources of the Company of such violation; (ii) the unvested Restricted Shares will be forfeited immediately upon the occurrence of such violation, and the certificates (if any) representing the unvested Restricted Shares will be canceled; and (iii) if any of the Restricted Shares that were unvested on the first date of such violation were delivered to the Participant or were otherwise treated as vested after such date, the Participant will pay to the Company, immediately upon demand, an amount equal to the aggregate Market Value per Share of the Restricted Shares that were so delivered or otherwise treated as vested, such aggregate Market Value per Share to be determined as of the first date of such violation.
     If any provision hereof is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions hereof shall remain in full force in effect and shall not be affected by such illegal, invalid or unenforceable provision.
     The Participant hereby accepts and agrees to be bound by all the terms and conditions of the Plan and this Agreement. Any amendment to the Plan will be deemed to be an amendment to this Agreement to the extent that the Plan amendment is applicable hereto; provided, however, that no amendment will adversely affect the rights of the Participant under this Agreement without the Participant’s consent. This Agreement may be executed simultaneously in multiple counterparts, each of which will be deemed an original, but all of which together constitute one and the same instrument.

ACCEPTED:	MICHAELS STORES, INC.

By:
[Name of Participant]		Name:
Title:
Date:

2

STOCK POWER
     FOR VALUE received, the undersigned does hereby sell, assign and transfer unto Michaels Stores, Inc. (the “Company”) that number of shares of the Company’s common stock awarded to the undersigned pursuant to the Restricted Stock Award Agreement with a Grant Date of                                          (the “Agreement”) that is the subject of forfeiture under the terms of the Michaels Stores, Inc. 2005 Incentive Compensation Plan (the “Plan”) or that is transferred to the Company in satisfaction of the tax obligations of the undersigned as provided in the Plan and the Agreement, and the undersigned does hereby irrevocably constitute and appoint the Secretary or Treasurer of the Company to transfer said stock on the books of the Company, with full power of substitution in the premises.

Date:
[Name of Participant]

Restricted Stock Award Agreement: Performance Vested Award

MICHAELS STORES, INC.
RESTRICTED STOCK AWARD AGREEMENT

Participant:

No. of Restricted Shares:

Date of Grant:

     Under the terms and conditions of the Michaels Stores, Inc. 2005 Incentive Compensation Plan (the “Plan”), a copy of which is attached hereto and incorporated herein by reference, Michaels Stores, Inc., a Delaware corporation (the “Company”), grants to the individual whose name is set forth above (the “Participant”) the number of restricted shares of the Company’s Common Stock set forth above (the “Restricted Shares”). Terms not defined in this Agreement have the meanings set forth in the Plan.
     The Restricted Shares may not be transferred, sold, pledged, exchanged, assigned or otherwise encumbered or disposed of by the Participant, except to the Company, until they become vested in accordance with the immediately following paragraph. Except as hereinafter provided, any purported transfer, encumbrance or other disposition of the Restricted Shares before they become vested will be null and void, and the other party to any such purported transaction will not obtain any rights to or interest in the Restricted Shares. Notwithstanding the foregoing, the Participant may transfer the Restricted Shares, prior to the time they become vested, pursuant to a qualified domestic relations order or, with the consent of the Committee, by gifts to family members of the Participant, including to trusts in which family members of the Participant own more than 50% of the beneficial interests, to foundations in which family members of the Participant or the Participant control the management of assets, to other entities in which more than 50% of the voting interests are owned by family members of the Participant or the Participant and to charitable organizations described in Section 170(c) of the Code; provided, however, that the Restricted Shares will remain unvested and subject to forfeiture in the hands of any transferee until they vest pursuant to the terms of this Agreement in the same manner as if the Restricted Shares continued to be held by the Participant.
     [Insert Management Objectives to be achieved and time period in which Management Objectives are to be achieved in order for the Restricted Shares (or a portion of the Restricted Shares) to become vested.]
     Notwithstanding the vesting provisions set forth above, [(a) ]in the event the Participant’s employment with the Company or any Subsidiary is terminated by long-term disability (as determined by the Committee in good faith) or death, the unvested Restricted Shares at the time of such termination of employment will automatically become 100% vested[, and (b) subject to the noncompetition provisions set forth below, in the event of the Participant’s Retirement (as hereinafter defined), [insert effect of Retirement]. For purposes of this Agreement, the term “Retirement” means the Participant’s termination of employment with the Company or any Subsidiary at a time when both (A) the Participant has attained at least age 55 and (B) the sum of the Participant’s full years of employment with the Company and its Subsidiaries and the Participant’s age in whole years equals 65 or more].
     In the event the Participant’s employment with the Company or any Subsidiary is terminated for any reason other than [Retirement or ]such long-term disability or death, the unvested Restricted Shares will be forfeited immediately upon such termination, and the certificates (if any) representing the unvested Restricted Shares will be canceled.
     Except as otherwise provided herein, the Participant will have all of the rights of a stockholder with respect to the Restricted Shares, including the right to vote such shares and receive any dividends that may be paid thereon; provided, however, that any additional shares of Common Stock or other securities that the Participant may become entitled to receive pursuant to a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation, separation or reorganization or any other change in the capital structure of the Company will be subject to the same restrictions as the Restricted Shares.
     On the date any Restricted Shares vest, the Company will automatically withhold a number of vested Restricted Shares sufficient to satisfy the Participant’s tax obligations with respect to such vested Restricted Shares, unless the Participant notifies the Company that he or she will use other arrangements to satisfy such tax obligations, which must be satisfactory to the Company.
     Any certificates representing the Restricted Shares will be held in custody by the Company, together with a stock power endorsed in blank by the Participant with respect thereto, until the Restricted Shares vest in accordance with this Agreement. In order for this Agreement to be effective, the Participant must sign and return such stock power as directed by the Company.
     [The Participant acknowledges that he or she is employed by the Company or a Subsidiary in a capacity that will necessarily allow the Participant access to confidential information regarding the business of the Company and its Subsidiaries. The Participant understands that if he or she becomes engaged in the business of a competitor of the Company or any of its Subsidiaries, it will be inevitable that the Participant will use or disclose such confidential information to or for the benefit of such competitor. Therefore, the Participant agrees that for a period of two years following the date of the Participant’s Retirement, the Participant will not directly or indirectly participate, in any capacity, in the ownership, management, operation or control of, or have any financial interest in, any business which is in competition with any business conducted by the Company or any Subsidiary in the United States or Canada. In the event that the Participant violates any of the noncompetition provisions set forth above, (i) the Participant will promptly notify the Senior Vice President – Human Resources of the Company of such violation; (ii) the unvested Restricted Shares will be forfeited immediately upon the occurrence of such violation, and the certificates (if any) representing the unvested Restricted Shares will be canceled; and (iii) if any of the Restricted Shares that were unvested on the first date of such violation were delivered to the Participant or were otherwise treated as vested after such date, the Participant will pay to the Company, immediately upon demand, an amount equal to the aggregate Market Value per Share of the Restricted Shares that were so delivered or otherwise treated as vested, such aggregate Market Value per Share to be determined as of the first date of such violation.]
     If any provision hereof is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable and the remaining provisions hereof shall remain in full force in effect and shall not be affected by such illegal, invalid or unenforceable provision.
     The Participant hereby accepts and agrees to be bound by all the terms and conditions of the Plan and this Agreement. Any amendment to the Plan will be deemed to be an amendment to this Agreement to the extent that the Plan amendment is applicable hereto; provided, however, that no amendment will adversely affect the rights of the Participant under this Agreement without the Participant’s consent. This Agreement may be executed simultaneously in multiple counterparts, each of which will be deemed an original, but all of which together constitute one and the same instrument.

ACCEPTED:	MICHAELS STORES, INC.

By:
[Name of Participant]		Name:
Title:
Date:

2

STOCK POWER
     FOR VALUE received, the undersigned does hereby sell, assign and transfer unto Michaels Stores, Inc. (the “Company”) that number of shares of the Company’s common stock awarded to the undersigned pursuant to the Restricted Stock Award Agreement with a Grant Date of                                          (the “Agreement”) that is the subject of forfeiture under the terms of the Michaels Stores, Inc. 2005 Incentive Compensation Plan (the “Plan”) or that is transferred to the Company in satisfaction of the tax obligations of the undersigned as provided in the Plan and the Agreement, and the undersigned does hereby irrevocably constitute and appoint the Secretary or Treasurer of the Company to transfer said stock on the books of the Company, with full power of substitution in the premises.

Date:
[Name of Participant]